EXHIBIT A

Note: June 3, 2016

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION.  AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL SUM REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL SUM AND ACCRUED INTEREST SET FORTH BELOW.

8% CONVERTIBLE PROMISSORY NOTE

OF

VGAMBLING, INC.

Issuance Date:  June 3, 2016

Total Face Value of Note: $65,000

THIS NOTE is a duly authorized Convertible Promissory Note of VGambling, Inc. a corporation duly organized and existing under the laws of the State of Nevada (the “Company”), designated as the Company's 8% Convertible Promissory Note due March 3, 2017 (“Maturity Date”) in the principal amount of $65,000 (the “Note”).

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of Tangiers Global, LLC or its registered assigns or successors-in-interest (“Holder”) the Principal Sum of $65,000 (the “Principal Sum”) and to pay “guaranteed” interest on the principal balance hereof at an amount equivalent to 8% of the Principal Sum, to the extent such Principal Sum and “guaranteed” interest and any other interest, fees, liquidated damages and/or items due to Holder herein have been repaid or converted into the Company's Common Stock (the “Common Stock”), in accordance with the terms hereof. If the Company pays the Note off in full within 90 days following the Effective Date as per the pre-payment terms detailed below, the Holder agrees to waive the 8% interest charge.  The sum of $60,000 shall be remitted and delivered to the Company, and $5,000 shall be retained by the Purchaser through an original issue discount (the “OID”) for due diligence and legal bills related to this transaction.

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In addition to the “guaranteed” interest referenced above, and in the Event of Default pursuant to Section 2(a), additional interest will accrue from the date of the Event of Default at the rate equal to the lower of 18% per annum or the highest rate permitted by law (the “Default Rate”).

This Note will become effective only upon the execution by both parties, including the execution of Exhibits B, C and D and the Irrevocable Transfer Agent Instructions and delivery of the initial payment of consideration by the Holder (the “Effective Date”).

As an investment incentive, the Company will issue 427,777 5 year cashless warrants, exercisable at $.14.

This Note may be prepaid by the Company, in whole or in part, according to the following schedule:

Days Since Effective Date	Prepayment Amount
Under 90	100% of Principal Amount
91-135	125% of Principal Amount
136-180	135% of Principal Amount

After 180 days from the Effective Date this Note may not be prepaid without written consent from Holder, which consent may be withheld, delayed or denied in Holder’s sole and absolute discretion.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.  If the Note is in default, per Section 2.00 below, the Company may not prepay the Note without written consent of the Holder.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Conversion Price” shall be equal to $0.13.

 “Principal Amount” shall refer to the sum of (i) the original principal amount of this Note (including the original issue discount, prorated if the Note has not been funded in full), (ii) all guaranteed and other accrued but unpaid interest hereunder, (iii) any fees due hereunder, (iv) liquidated damages, and (v) any default payments owing under the Note, in each case previously paid or added to the Principal Amount.

“Principal Market” shall refer to the primary exchange on which the Company’s common stock is traded or quoted.

“Trading Day” shall mean a day on which there is trading or quoting for any security on the Principal Market.

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“Underlying Shares” means the shares of common stock into which the Note is convertible (including interest, fees, liquidated damages and/or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1.00

Conversion.

Conversion Right.  Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's sole option, at any time after 90 days from the date of this Note to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock as per the Conversion Formula.  The date of any conversion notice (“Conversion Notice”) hereunder shall be referred to herein as the “Conversion Date”.

(b)

Stock Certificates or DWAC.  The Company will deliver to the Holder, or Holder’s authorized designee, no later than 2 Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) shall be free of restrictive legends and trading restrictions if the shares of Common Stock underlying the portion of the Note being converted are eligible under a resale exemption pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) of the Securities Act of 1933, as amended) representing the number of shares of Common Stock being acquired upon the conversion of this Note.  In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in DTC’s FAST program, the Company shall instead use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its DWAC program (provided that the same time periods herein as for stock certificates shall apply).

(c)       Charges and Expenses.  Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, legal opinion and related charges, postage/mailing charge or any other expense with respect to the issuance of such Common Stock.  Company shall pay all Transfer Agent fees incurred from the issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance.  Any such fees or charges, as noted in this Section that are paid by the Holder (whether from the Company’s delays, outright refusal to pay, or otherwise), will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

(d)

Delivery Timeline.  If the Company fails to deliver to the Holder such certificate or certificates (or shares through the DWAC program) pursuant to this Section (free of any restrictions on transfer or legends, if eligible) prior to 3 Trading Days after the Conversion Date, the Company shall pay to the Holder as liquidated damages an amount equal to $2,000 per day, until such certificate or certificates are delivered.  The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from a failure to deliver the Common Stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs.  Such liquidated damages will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

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(e)

Reservation of Underlying Securities.  The Company covenants that it will at all times reserve and keep available for Holder, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, five times the number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 1, but without regard to any ownership limitations contained herein) upon the conversion of this Note (consisting of the Principal Amount) to Common Stock (the “Required Reserve”).  The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable (if eligible).  If the amount of shares on reserve in Holder’s name at the Company’s transfer agent for this Note shall drop below the Required Reserve, the Company will, within 2 Trading Days of notification from Holder, instruct the transfer agent to increase the number of shares so that the Required Reserve is met. In the event that the Company does not instruct the transfer agent to increase the number of shares so that the Required Reserve is met, the Holder will be allowed, if applicable, to provide this instruction as per the terms of the Irrevocable Transfer Agent Instructions attached to this Note. The Company agrees that the maintenance of the Required Reserve is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

The Company agrees that this is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

(f)

Conversion Limitation.  The Holder will not submit a conversion to the Company that would result in the Holder beneficially owning more than 9.99% of the then total outstanding shares of the Company (“Restricted Ownership Percentage”).

(g)

Conversion Delays.  If the Company fails to deliver shares in accordance with the timeframe stated in Section 1.00(b), the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares.  The rescinded conversion amount will be returned to the Principal Sum with the rescinded conversion shares returned to the Company, under the expectation that any returned conversion amounts will tack back to the Effective Date.

(h)

Shorting and Hedging.  Holder may not engage in any “shorting” or “hedging” transaction(s) in the Common Stock prior to conversion.

(i)

Conversion Right Unconditional.  If the Holder shall provide a Conversion Notice as provided herein, the Company's obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

Section 2.00

Defaults and Remedies.

(a)

Events of Default.  An “Event of Default” is:  (i) a default in payment of any amount due hereunder which default continues for more than 5 Trading Days after the due date; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms of Section 1.00, which default continues for 2 Trading Days after the Company has failed to issue shares or deliver stock certificates within the 3rd Trading Day following the Conversion Date; (iii) failure by the Company for 3 days after notice has been received by the Company to

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comply with any material provision of this Note; (iv) failure of the Company to remain compliant with DTC, thus incurring a “chilled” status with DTC; (v) if the Company is subject to any Bankruptcy Event; (vi) any failure of the Company to satisfy its “filing” obligations under Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates; (vii) any failure of the Company to provide the Holder with information related to its corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within 1 Trading Day of request by Holder; (viii) failure by the Company to maintain the Required Reserve in accordance with the terms of Section 1.00(e); (ix) failure of Company’s Common Stock to maintain a closing bid price in its Principal Market for more than 3 consecutive Trading Days; (x) any delisting from a Principal Market for any reason; (xi) failure by Company to pay any of its Transfer Agent fees in excess of $2,000 or to maintain a Transfer Agent of record; (xii) failure by Company to notify Holder of a change in Transfer Agent within 24 hours of such change; (xiii) any trading suspension imposed by the Securities and Exchange Commission (“SEC”) under Sections 12(j) or 12(k) of the 1934 Act; (xiv) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 to the Holder or its assigns, including but not limited to the timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website or (xv) failure of the Company to abide by the terms of the right of first refusal contained in Section 4.00(i).

Remedies.  If an event of default occurs, the outstanding Principal Amount of this Note owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash at the “Mandatory Default Amount”.  The Mandatory Default Amount means 135% of the outstanding Principal Amount of this Note.  Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, this Note shall accrue additional interest, in addition to the Note’s “guaranteed” interest, at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.  Finally, commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, an additional permanent 10% increase to the Conversion Price discount will go into effect.  In connection with such acceleration described herein, the Holder need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the note until such time, if any, as the Holder receives full payment pursuant to this Section 2.00(b).  No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon.  Nothing herein shall limit the Holder's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

(c)

Conversion Right.  At any time after 180 days from the Effective Date, an Event of Default described in Section 2.00(a) has occurred, and subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's sole option, to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock at the Conversion Price. The “Default Conversion Price”

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shall be equal to 65% of the lowest trading price of the Company’s common stock during the 30 consecutive trading days prior to the date on which Holder elects to convert all or part of the Note.  For the purpose of calculating the Default Conversion Price only, any time after 4:00 pm Eastern Time (the closing time of the Principal Market) shall be considered to be the beginning of the next Business Day.  If the Company is placed on “chilled” status with the DTC, the discount shall be increased by 10%, i.e., from 35% to 45%, until such chill is remedied.  If the Company is not DWAC eligible through their Transfer Agent and DTC’s FAST system, the discount will be increased by 5%, i.e., from 35% to 40%,.  In the case of both, the discount shall be a cumulative increase of 15%, i.e., from 35% to 50%.

Section 3.00 Representations and Warranties of Holder.

Holder hereby represents and warrants to the Company that:

(a)

Holder is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”), and will acquire this Note and the Underlying Shares (collectively, the “Securities”) for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Holder has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the Securities. Holder can bear the economic risk of the Securities, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Securities. Holder recognizes that the Securities have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available. Holder has carefully considered and has, to the extent Holder believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, and has determined that the Securities are a suitable investment for it. Holder has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Holders’ knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Holder has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Holder. The Company has not supplied Holder any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and Holder is relying on its own investigation and evaluation of the Company and the Securities and not on any other information.

(b)

The Holder is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Holder is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

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(c)

All corporate action has been taken on the part of the Holder, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note. The Holder has taken all corporate action required to make all of the obligations of the Holder reflected in the provisions of this Note, valid and enforceable obligations.

(d)

Each certificate or instrument representing Securities will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the 1933 Act:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Section 4.00

General.

(a)

Payment of Expenses.  The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)

Assignment, Etc.  The Holder may assign or transfer this Note to any transferee at its sole discretion.  This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(c)

Funding Window.  The Company agrees that it will not enter into a convertible debt financing transaction, including 3(a)9 and 3(a)10 transactions, with any party other than the Holder for a period of 90 Trading Days following the Effective Date.  The Company agrees that this is a material term of this Note and any breach of this will result in a default of the Note.

(d)

Piggyback Registration Rights.  The Company shall include on the next registration statement that the Company files with the SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of this Note.  Failure to do so will result in liquidated damages of 30% of the outstanding Principal Sum of this Note, but not less than $20,000, being immediately due and payable to the Holder at its election in the form of a cash payment or an addition to the Principal Sum of this Note.

(e)

Terms of Future Financings.  So long as this Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any convertible debt security (whether such debt begins with a convertible feature or such feature is added at a later date) with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Company shall notify

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the Holder of such additional or more favorable term and such term, at the Holder's option, shall become a part of this Note and its supporting documentation.. The types of terms contained in the other security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion look back periods, interest rates, original issue discount percentages and warrant coverage.

(f)

Governing Law; Jurisdiction.

Governing Law.  This Note shall be governed by, and construed and interpreted in accordance with, the substantive laws of the Commonwealth of Puerto Rico without giving effect to any conflict of laws rule or principle that might require the application of the laws of another jurisdiction.

(ii)

Jurisdiction and Venue.  Any dispute, claim, suit, action or other legal proceeding arising out of or relating to this Note or the rights and obligations of each of the parties shall be brought only in a competent court in San Juan, Puerto Rico or in the federal courts of the United States of America located in San Juan, Puerto Rico.

(iii)

No Jury Trial.  The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

(iv)

Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding has to be made by hand delivery of such process to its last known attorney as set forth in its most recent SEC filing.

 (v)

Notices.  Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

(g)

No Bad Actor.  No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act of 1933, as amended, on the basis of being a “bad actor” as that term is established in the September 13, 2013 Small Entity Compliance Guide published by the SEC.

(h)

Usury.  If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.  The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal, fees, liquidated damages or interest on this Note.

(i)

Right of First Refusal.  From and after the date of this Note and at all times hereafter while the Note is outstanding, the Parties agree that, in the event that the Company receives any written or oral proposal (the “Proposal”) containing one or more offers to provide additional capital or equity or debt financing (the “Financing Amount”), the Company agrees

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that it shall provide a copy of all documents received relating to the Proposal together with a complete and accurate description of the Proposal to the Holder and all amendments, revisions, and supplements thereto (the “Proposal Documents”) no later than 3 business days from the receipt of the Proposal Documents. Following receipt of the Proposal Documents from the Company, the Holder shall have the right (the “Right of First Refusal”), but not the obligation, for a period of 5 business days thereafter (the “Exercise Period”), to invest, at similar or better terms to the Company, an amount equal to or greater than the Financing Amount, upon written notice to the Company that the Holder is exercising the Right of First Refusal provided hereby.  In furtherance of the Right of First Refusal, the Company agrees that it will cooperate and assist the Holder in conducting a due diligence investigation of the Company and its corporate and financial affairs and promptly provide the Holder with information and documents that the Holder may reasonably request so as to allow the Holder to make an informed investment decision.  However, the Company and the Holder agree that the Holder shall have no more than 5 business days from and after the expiration of the Exercise Period to exercise its Right of First Refusal hereunder.  This Right of First Refusal shall extend to all purchases of debt held by, or assigned to or from, current stockholders, vendors, or creditors, all transactions under Sections 3(a)9 and/or 3(a)10 or the Securities Act of 1933, as amended, and all equity line-of-credit transactions.  In the event that the Company does enter into, or makes any issuance of Common Stock related to a 3(a)(9) Transaction or a 3(a)(10) Transaction while this note is outstanding, without giving Right of First Refusal to the Holder, a liquidated damages charge of 25% of the outstanding principal balance of this Note, but not less than $25,000, will be assessed and will become immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of this Note. Such liquidated damages will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

[Signature Page to Follow.]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed on the day and in the year first above written.

VGAMBLING, INC.

By:_____________________________

Name:

Title:

Email:

Address:

This Convertible Promissory Note of June 3, 2016 is accepted this ____ day of                      , 2016 by

Tangiers Global, LLC

By:_____________________________

Name:

Title: Managing Member

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EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of that certain $65,000 Convertible Promissory Note identified as the Note)

DATE:

____________________________

FROM:

Tangiers Global, LLC

Re:

$65,000 Convertible Promissory Note (this “Note”) originally issued by VGambling, Inc., a Nevada corporation, to Tangiers Global, LLC on June 3, 2016.

The undersigned on behalf of Tangiers Global, LLC, hereby elects to convert $_______________________ of the aggregate outstanding Principal Sum (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.001 par value per share, of VGambling, Inc. (the “Company”), according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.  The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in this Note.

Conversion information:

___________________________________________

Date to Effect Conversion

___________________________________________

Aggregate Principal Sum of Note Being Converted

___________________________________________

Aggregate Interest on Amount Being Converted

___________________________________________

Remaining Principal Balance

___________________________________________

Number of Shares of Common Stock to be Issued

___________________________________________

Applicable Conversion Price

___________________________________________

Signature

___________________________________________

Name

___________________________________________

Address

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EXHIBIT B

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

VGAMBLING, INC.

The undersigned, being directors of VGambling, Inc., a Nevada corporation (the “Company”), acting pursuant to the Bylaws of the Corporation, do hereby consent to, approve and adopt the following preamble and resolutions:

Convertible Note with Tangiers Global, LLC

The board of directors of the Company has reviewed and authorized the following documents relating to the issuance of a Convertible Promissory Note in the amount of $65,000 with Tangiers Global, LLC.

The documents agreed to and dated June 3, 2016 are as follows:

8% Convertible Promissory Note of VGambling, Inc.

Irrevocable Transfer Agent Instructions

Notarized Certificate of Corporate Secretary

Disbursement Instructions

IN WITNESS WHEREOF, the undersign member(s) of the board of the Company executed this unanimous written consent as of June 3, 2016.

_________________________________

By:

Its:

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EXHIBIT C

NOTARIZED CERTIFICATE OF CORPORATE SECRETARY OF

VGAMBLING, INC.

(Two Pages)

The undersigned, _______________________ is the duly elected Corporate Secretary of VGambling, Inc., a Nevada corporation (the “Company”).

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company’s corporate and financial books and records, including, but not limited to, the Company’s records relating to the following:

(A)

 The issuance of that certain convertible promissory note dated June 3, 2016 (the “Note Issuance Date”) issued to Tangiers Global, LLC (the “Holder”) in the stated original principal amount of $65,000 (the “Note”);

(B)

The Company’s Board of Directors duly approved the issuance of the Note to the Holder;

(C)

The Company has not received and does not contemplate receiving any new consideration from any persons in connection with any later conversion of the Note and the issuance of the Company’s Common Stock upon any said conversion;

(D)

To my best knowledge and after completing the aforementioned review of the Company’s stockholder and corporate records, I am able to certify that the Holder (and the persons affiliated with the Holder) are not officers, directors, or directly or indirectly, ten percent (10.00%) or more stockholders of the Company and none of said persons has had any such status in the one hundred (100) days immediately preceding the date of this Certificate;

(E)

The Company’s Board of Directors have approved duly adopted resolutions approving the Irrevocable Instructions to the Company’s Stock Transfer Agent dated June 3, 2016;

(F)

Mark the appropriate selection:

___ The Company represents that it is not a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, and has never been a shell company, as so defined; or

___ The Company represents that (i) it was a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, (ii) since ______, 201__, it has no longer been a shell company, as so defined, and (iii) on _______, 201__, it provided Form 10-type information in a filing with the Securities and Exchange Commission.

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(G)

I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be “affiliates,” as that term is defined in Rule 144(a)(1) of the Securities Act of 1933, as amended.

(H)

I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Tangiers Global, LLC in connection with the preparation of a legal opinion.

I hereby affix my signature to this Notarized Certificate and hereby confirm the accuracy of the statements made herein.

Signed:

____________________________________

Date:

________________

Name:

____________________________________

Title: __________________

SUBSCRIBED AND SWORN TO BEFORE ME ON THIS ________ DAY OF ____________________ 2016.

 Commission Expires:______________

____________________________________

Notary Public

14

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

VGAMBLING, INC.

Warrant Shares: 427,777

Initial Exercise Date: June 3, 2016

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Tangiers Global, LLC or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5 PM New York City Time on June 3, 2021 (the “Termination Date”) but not thereafter, to subscribe for and purchase from VGambling, Inc., a Nevada corporation (the “Company”), up to 427,777 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b).

Section 1.

Exercise.

a)

Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of the Notice of Exercise in the form annexed hereto and within five (5) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 1(c) below. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within five (5) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)

Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall initially be $0.14, subject to adjustment hereunder (the “Exercise Price”).

c)

Cashless Exercise.  If at any time after the six month anniversary of the Initial Exercise Date, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

 (A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares.  The Company agrees not to take any position contrary to this Section 2(c).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading

Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(c).

d)

Mechanics of Exercise.

i.

Delivery of Warrant Shares Upon Exercise.  Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is five (5) Trading Days after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”).   The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 1(d)(vi) prior to the issuance of such shares, having been paid.

ii.

Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a

Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.

Rescission Rights.  If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 1(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.

No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.

Charges, Taxes and Expenses.  Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi.

Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)

Holder’s Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership

Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 1(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 1(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this

Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 1(e) shall continue to apply.  Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 2.

Certain Adjustments.

a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)

Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 2(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c)

Pro Rata Distributions.  During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)

Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another

Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 1(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 1(e) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.  “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e)

Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f)

Notice to Holder.

i.

Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.

Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice  except as may otherwise be expressly set forth herein.

Section 3.

Transfer of Warrant.

a)

Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)

New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)

Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, make usual and customary representations as to investment intent to the Company

e)

Representation by the Holder.  The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 4.

Miscellaneous.

a)

No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1(d)(i), except as expressly set forth in Section 2.

b)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the

Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)

Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)

Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the laws of the State of Delaware as they are applied to contracts executed, delivered and to be wholly performed within the State of Delaware. .

f)

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and if the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)

Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)

Notices.  Any notice, request or other document required or permitted to be given or delivered to the either party to the other shall be delivered in by recognized overnight courier, facsimile or email as follows:

If to the Investor:

Tangiers Global, LLC

168 Dorado Beach East

Dorado, PR 00646

Email: admin@tangierscapital.com

If to the Company:

VGambling, Inc.

60 Nevis Street, St Johns,

Antigua and Barbuda

Attn:

Email:

i)

Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)

Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

l)

Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m)

Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page to Follow.)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

VGAMBLING, INC.
By:__________________________________________

NOTICE OF EXERCISE

TO:

VGAMBLING, INC.

(1)

The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)

Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(c).

(3)

Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________

Signature of Authorized Signatory of Investing Entity: ________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Date: _______________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

 (To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	___________________________________
(Please Print)
Address:	___________________________________
(Please Print)
Dated: _______________ __, ______
Holder’s Signature:________________________
Holder’s Address:_________________________

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